UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2019

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)

Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5750 New King Drive, Suite 320 Troy, MI 48098
(Address of principal executive offices)

Registrant's telephone number:  (833) 374-7282

no change
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	SAUC	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on April 17, 2019, Diversified Restaurant Holdings, Inc. (the “Company”) received a notice from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) stating that, for the prior 30 consecutive business days (through April 16, 2019), the market value of the Company’s listed securities (“MVLS”) had been below the minimum of $35 million required for continued inclusion on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(2) (the "Rule"). In accordance with Nasdaq listing rules, the Company was afforded 180 calendar days (until October 14, 2019) to regain compliance by evidencing a MVLS of $35 million or more for a minimum of ten consecutive business days.

On October 15, 2019, the Company received notification from the Listing Qualifications Department of the Nasdaq that it had not regained compliance with the Rule. Unless the Company requests an appeal of this determination, trading of the Company’s common stock will be suspended at the opening of business on October 24, 2019, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the "SEC"), which will remove the Company’s securities from listing and registration on the Nasdaq.

The Company plans to appeal the determination to a Hearings Panel (the "Panel"), which will stay the suspension of the Company's securities and the filing of the Form 25-NSE with the SEC, pending the Panel's decision. The Company intends to consider all available options to regain compliance with the Nasdaq listing standards. However, there can be no assurance that the Company will be successful in regaining compliance with the Nasdaq listing standards and maintaining the listing of the Company's common stock on Nasdaq.

The Nasdaq notification has no effect at this time, or during the appeal period, on the listing of the Company’s common stock and the stock will continue to trade uninterrupted under the symbol “SAUC”.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated:	October 21, 2019	By:	/s/ Toni Werner
		Name:	Toni Werner
		Title:	Acting Chief Financial Officer (Principal Financial and Accounting Officer)